                            RELIANCE NATIONAL (RN)
                   1994 KEY MANAGEMENT INCENTIVE PLAN (KMIP)
                   -----------------------------------------

Participation

Participation for the plan year is represented by units assigned to each participant. Each plan year will contain 1,300 units in total.

Units may be granted only to officers and key employees of RN selected by the Committee (as hereinafter defined).

Two types of units will be assigned under the Plan, Fixed and Variable. All of the units assigned to the CEO of Reliance National will be designated as Fixed. Twenty-five percent of the total number of all units, less those assigned to the CEO of Reliance National, will be designated as Fixed. At the beginning of each plan year, the CEO of Reliance National will recommend to the CEO of Reliance Insurance Group, the number of Fixed units that will be assigned to each participant for the applicable plan year. Once approved by the CEO of Reliance Insurance Insurance Group, the number of Fixed units assigned to a participant may not be altered except for reallocation of forteited units to other participants as described under "Vesting." Prior to the end of the second year following completion of the plan year, the CEO of Reliance National will recommend to the CEO of Reliance Insurance Group, the number, if any, of Variable units to be assigned to a participant. The basis for this second assignment will be the relative performance of the participant, and his division or department. Once approved by the CEO of Reliance Insurance Group, the number of variable units assigned to a participant may not be altered except for reallocation of forfeited units to other participants as described under "Vesting." An illustration of the operation of Fixed and Variable units is contained in Exhibit 1.

Nothing in this Plan, nor in the instrument evidencing the grant of units, shall in any manner be construed to limit in any way the right of RN to terminate a participant's employment at any time, without regard to the effect of such termination on any rights such participant would otherwise have under this Plan, or give any right to such participant to remain employed by RN in any particular position, or at any particular rate of compensation, or to receive a grant of units for any other plan year.

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                                  - page 2 -

Reliance National
1994 Key Management Incentive Plan
----------------------------------

Administration

This Plan shall be administered by the Compensation Committee of the Board of Directors of Reliance Insurance Company or such body as may be designated by the Board of Directors of Reliance Insurance Company (the "Committee"). A majority of the Committee shall constitute a quorum thereof and the actions of a majority of the Committee at a meeting at which a quorum is present, or actions unanimously approved in writing by all members of the Committee, shall be the actions of the Committee. The Committee shall have full and final authority to interpret this Plan and the instruments granting units hereunder (which instruments need not be identical), to prescribe, amend and rescind rules and regulations, if any, relating to this Plan and to make all determinations necessary or advisable for the administration of this Plan (including, without limitation, determinations of pretax operating profits, policy year investment income, and all other financial calculations called for by this Plan). The Committee's determination in all matters referred to herein shall be conclusive and binding for all purposes and upon all persons including, but without limitation, participants under the Plan.

No member of the Committee shall be liable for anything done or omitted to be done by such member or by any other member of the Committee in connection with the Plan, except for the willful misconduct or gross negligence of such member. The Committee shall have power to engage outside consultants, auditors or other professional help to assist in the fulfillment of the Committee's duties under the Plan at RN's expense.

In making its determinations concerning the officers and key employees who shall receive grants under the Plan, as well as the number of units to be covered thereby and time or times at which they shall be granted, the Committee shall take into account the nature of the services rendered by the respective officers and key employees, their past, present and potential contribution to RN's success and such other factors as the Committee may deem relevant. The Committee shall also determine the form of instrument granting units hereunder and the terms and conditions to be included therein, provided such terms and conditions are not inconsistent with the terms of this Plan. The Committee may, in its discretion, waive any provisions of any grant, provided such waiver is not inconsistent with the terms of the Plan as then in effect.


The Plan may be terminated or amended at any time and from time to time by the Board of Directors of Reliance Insurance Company. No termination or amendment of this Plan, without the consent of the holder of any units then granted, may terminate such holder's units or materially and adversely affect such holder's rights thereunder.

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                                  - page 3 -

Reliance National
1994 Key Management Incentive Plan
----------------------------------

KMIP Bonus Pool

The maximum bonus pool expressed as a percentage of pretax operating profit (as defined) 1994 is 14% (13% in 1995), subject to the limitation described in the following section.


For the plan year 1994, the total of bonuses earned under all incentive plans of RN including KMIP, Regular MIP, and "MiniMIP" may not exceed 14% of pretax profits before bonuses. For example:

  1994 policy year pretax profit (before
       incentive bonuses)                             =  $70,000,000
                                                         -----------
   Limitation 14%                                     =    9,800,000
   Bonus earned under all other incentive plans       =    6,000,000
                                                         -----------
   Maximum KMIP bonus pool                               $ 3,800,000
                                                         ===========

The KMIP bonus earned per unit for the plan year is equal to the KMIP bonus pool for the year divided by 1,300 units. In the above example, the amount earned per unit is equal to $2,923.07 ($3,800,000 / 1,300). If an individual was awarded 100 units, his or her share of the bonus pool would represent $292,307 (100 units x $2,923.07 per unit).

Plan Year

The term "plan year" comprises the period from January 1 to December 31 of the specified year during which an accounting will be made of premiums written and losses incurred on policies with effective dates from January 1 to December 31 of such year (termed "policy year").

Vesting

Participants will become vested based on completing the following years of employment:

            Plan year                         33 1/3%
            Plan year plus one year           66 2/3%
            Plan year plus two years         100    %

In the event a participant terminates employment by virtue of death, disability or normal retirement after completion of a plan year, the employee will be fully vested in the units assigned to him or her for that plan year. In the event the employee terminates employment by virtue of death, disability or normal retirement before the completion of the plan year, the employee will

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                                  - page 4 -

Reliance National
1994 Key Management Incentive Plan
----------------------------------

become partially vested in the units assigned to him or her for that plan year on the basis of the number of months of employment completed in the plan year divided by twelve. The resulting fraction will then be multiplied by the number of Fixed units assigned to the participant, and these units will then be valued on the same basis as the other units for that plan year.



Example:

           - Participant awarded 30 Fixed units for plan years 1994 and 1995 completes normal retirement on July 1, 1995. Participant would be fully vested in all future payments applicable to plan year 1994. Participant would be vested 50% for plan year 1995.

Any units forfeited for any reason may be reassigned to other participants by the CEO of Reliance National, subject to the approval of the CEO of Reliance Insurance Group.

Pretax Operating Profit

Pretax operating profit for a plan year will be calculated on a policy year basis using statutory accounting principles as follows:


      Net policy year written premium                       $  xxxx
      (including retro, audit and similar                    ------
      adjustments)

      Less:
        Net Policy year losses incurred          $ xxxx
        Net Policy year loss expenses incurred     xxxx
        Net Calendar year underwriting expenses*   xxxx
                                                 ------      ------

       Underwriting gain (loss)                                xxxx
       Plus: Policy year net investment income
       (excluding realized capital gain or loss)               xxxx
                                                             ------
       Total                                                 $ xxxx

       Plus: Other calender year income
       (excluding realized capital gain/loss)
       Less: Other calendar year expenses
       (including policy year policyholders' dividends)      $ xxxx
                                                             ------
       Pretax operating profit                               $ xxxx
                                                             ======

      * Defined as the sum of calendar year operating expenses and acquisition expenses.

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                                  - page 5 -

Reliance National
1994 Key Management Incentive Plan
----------------------------------


    - Operating expenses exclude all incentive plan bonuses recorded during the year.

    - Acquisition expenses are determined by multiplying the calendar year acquisition expense ratio by the policy year written premium.

Pretax operating profit for a plan year will be recalculated at the end of subsequent calendar years. Policy year losses and loss adjustment expenses incurred will be based on loss and loss expense ratios provided by the Corporate Actuarial Department under the supervision of Reliance's Chief Actuary.

Reasonable allocations will be made by Reliance Insurance Company to RN for Reliance Insurance Company's corporate overhead under the normal allocation methods.

Policy Year Net Investment Income

Policy year net investment income will be calculated by multiplying the average portfolio yield (excluding realized or unrealized capital gains or losses), net of investment expenses and excluding any extraordinary intercompany dividends or other non-recurring adjustments per Reliance's Consolidated Annual Statement for the calendar year which coincides with the plan year, by the average policy year invested assets (as defined) of RN for each calendar year. For example, for plan year 1993 the yield determined from the calendar year 1993 consolidated statutory statement would be used. This yield will be used in all subsequent calendar years to determine policy year net investment income for plan year 1993.

For example:

                                                  Calendar Year
                                      -------------------------------------
                                                            1996 to
                                      1993    1994    1995    2001    Total
                                      ----    ----    ----    ----    -----
Average Invested Assets (RN)
Policy Year 1994                      xxxx    xxxx    xxxx    xxxx    xxxx

Reliance Portfolio Yield Per
1994 Consolidated Annual
Statement (yield for illustrative
purposes only)                           7%      7%      7%      7%

Policy Year Investment Income:

(Yield x Invested Assets)             xxxx    xxxx    xxxx    xxxx    xxxx

Policy year investment income for the plan year is calculated for nine calendar years.

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                                  - page 6 -

Reliance National
1994 Key Management Incentive Plan
----------------------------------


Policy Year Average Invested Assets

Average invested assets will be calculated for each policy year as follows:

    Average loss and loss expense reserves
    Plus: Average unearned premium reserves
    Plus: Average accrued bonuses
    Plus: Other identifiable liabilities
    Less: Average receivable balances (including retro accruals, bonus advances and TPA imprest fund balances)
    Less: Average policy year fixed assets net of accumulated depreciation. (Additions to fixed assets in the calendar year 1994 are deemed to be the policy year assets for 1994)
    Less: Average borrowed surplus
    Less: Other identifiable assets (paid loss recoverables, funds held, etc.)

Borrowed Surplus

Borrowed surplus for a policy year is equal to allocated surplus less actual surplus:

    Allocated surplus = policy year net written premium dividend by 2.0.

    Actual surplus = beginning allocated surplus plus cumulative policy year pretax profits and losses after provision for Federeal income tax.

    Example:

    1994 policy year net written premium                   $1,000,000
    Allocated surplus                                         500,000

    Calendar Year:                     1993        1994        1995
                                     --------    --------    --------
    Surplus beginning                $500,000    $450,000    $480,000
    Net income after taxes            (50,000)     30,000      20,000

    Actual surplus end (A)            450,000     480,000     500,000

    Allocated surplus (B)             500,000     500,000     500,000

    Borrowed Surplus (B)-(A)           50,000      20,000           0

    Borrowed surplus is deducted from net invested assets for purposes of calculating net investment income.

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                                  - page 7 -

Reliance National
1994 Key Management Incentive Plan
----------------------------------

Distribution Schedule

Participation units will be paid as shown below after the end of the years indicated:

  Plan year plus            2     3     4     5     6     7      8

  Cumulative
  Percentage
  Distribution             25%   50%   80%   85%   90%   95%   100%

Distributions will be adjusted for any prior distributions or advance bonuses paid and for losses from other plan years. (See Exhibit 1.)

Amounts due participants for a given plan year will be offset by losses from other plan years. The losses from such plan years will be applied in accordance with the distribution schedule above, except as set forth in the next sentence. If a plan year is expected to experience an ultimate cumulative loss, then 100% of the cumulative loss from such year will be applied in reduction of distributions from other plan years.

In Exhibit 2:

    - No payment will be made in January 1996 because at the end of calendar year 1995, the cumulative loss per unit for plan year 1993 to $500 per unit exceeds the cumulative payable per unit for plan year 1992.

Distribution due a participant may not be adjusted for losses from other plan years in which he/she was not a participant.

In Exhibit 2:

    - If a participant in the 1994 plan year was not a participant in the earlier plan years, he/she would receive a payment of $300 per unit in January 1997 ($1,200 earned x 25%).


A separate account will be maintained for each participant for each plan year in which he/she participates. Exhibit 3 is a sample of an annual Statement of Account to be provided each employee.

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                                  - page 8 -

Reliance National
1994 Key Management Incentive Plan
----------------------------------


Miscellaneous

No award under this Plan shall be considered as compensation in calculating any insurance, pension or other benefit for which the recipient is eligible unless any such insurance, pension or other benefit is granted under a plan which expressly provides that compensation under this Plan shall be considered as compensation under such plan.

                                             EXHIBIT 1

RELIANCE NATIONAL
1994 KMIP
EXAMPLE OF FIXED AND VARIABLE UNITS
-----------------------------------

ASSIGNED AT INCEPTION OF PLAN YEAR
----------------------------------

PARTICIPANT      FIXED        VARIABLE          TOTAL
-----------      -----        --------          ------
A(CEO)           325.00           0.00          325.00
B                 50.00
C                 40.00
D                 35.00
E                 35.00
F                 25.00
G                 20.00
H                 20.00
I                 18.75
                -------         -------         --------
TOTAL            568.75          731.75         1,300.00
                =======         =======         ========

MODIFICATION OF UNITS AFTER PLAN YEAR PLUS TWO YEARS
----------------------------------------------------
A                325.00           0.00            325.00
B                 50.00         170.00            220.00
C                 40.00         100.00            140.00
D                 35.00         125.00            140.00
E                 35.00          70.00            140.00
F                 25.00          25.00            100.00
G                 20.00          90.00             80.00
H                 20.00          95.00             80.00
I                 18.75          56.25             75.00
                -------         -------         --------
TOTAL            568.75          731.75         1,300.00
                =======         =======         ========

                                                   EXHIBIT 2

                                                   ---------


HYPOTHETICAL EXAMPLE
DISTRIBUTION PAID PER UNIT
--------------------------

Distribution
Schedule (A)                        Calendar Year
              -----------------------------------------------------------
              1992   1993   1994   1995   1996   1997   1998   1999  2000
              ----   ----   ----   ----   ----   ----   ----   ----  ----
Plan Year
---------
     1992                    25%    50%    80%    85%    90%    95%    100%
     1993                           25%    50%    80%    85%    90%     95%
     1994                                  25     50     80     85      90
     1995                                         25     50     80      85
     1996                                                25     50      80

Bonus Earned
(Cumulative)(B)
---------------
     1992                  1,000    900    800    800    800     700    600
     1993                          (500)  (600)  (700)  (800)   (800)  (900)
     1994                                1,200  1,200  1,300   1,300  1,400
     1995                                       1,500  1,500   1,400  1,200
     1996                                             (1,000) (1,000)  (500)

Distribution Due
(Cumultive)
(C= A x B)
----------------
     1992                    250    450    640    680    720     665    600
     1993(1)                       (500)  (600)  (700)  (800)   (800)  (900)
     1994                                  300    600  1,040   1,105  1,260
     1995                                         375    750   1,120  1,020
     1996(2)                                            (250)   (500)  (400)

Net Payable-
Cumulative                   250    (50)   340    955  1,460   1,590  1,580


Less:
Paid Cumulative(3)             0    250    250    340    995   1,460  1,590

Balance Due-
Cumulative                   250   (300)    90    615    505     130    (10)



(1) 100% of the loss is deducted from amounts due in other plan years because the 1993 plan year was projected to have an ultimate loss.

(2) Only 25%, 50% and 80% of the 1996 plan year is deducted in calendar years 1998, 1999 and 2000 respectively because the plan year is expected to be ultimately profitable.

(3) Payment is made generally in January of the year following.

                                                                    EXHIBIT 3
                                                                    ---------

Reliance National MIP
Status December 31, 1993
1988 Plan Year                                May 12, 1994
------------------------
                                                   ACTUAL                         PROJECTED
                                                  12/31/93                         12/31/96
                                                   Amount         Ratios            Amount             Ratios
                                                 ------------------------------------------------------------
Policy Year Earned Premium                       265,884,000                      265,884,000
Loss & Lae                                       220,950,000       83.1%          220,950,000           83.1%
Expense                                           45,051,000       16,9%           45,051,000           16.9%
Underwriting Gain (Loss)                            (117,000)                        (117,000)
Combined Ratio                                                    100.0%                               100.0%
Investment Income                                38,124,000        14.3%           42,852,000           16.1%
Pretax Profit                                    38,007,000        85.7%           42,735,000           83.9%

Bonus Calculation:                                              Per Unit                             Per Unit
------------------                                              --------                             --------
Cumulative Bonus earned                           4,940,910     3,800.70            5,555,550        4,273.50
Mini-Mip                                            101,016                           101,016
Adjusted Award                                    4,839,894     3,723.00            5,454,534        4,195.80
Cumulative Bonus Payable                85%       4,113,910     3,164.55
Cumulative Paid                                   3,872,257     2,978.66
Balance Payable                                     241,653       185.89
Paid (Overpayment)         (423,988)                665,641


                                                                    Paid Balance   Projected Earned   Payable
Participants   Units   Earned  Payable  Paid 89  Paid 92  Paid 92   1994 1/31/94   to 1996  Less Paid  1995    1996     1997   Total

Per Unit              3723.00  3164.55   755.77    64.76  1397.81  486.43          4195.80             24.62  366.15  313.85

Individual        65  241,995  205,695   65,000    4,210   74,983  33,282  28,221  272,727    95,252   1,600  23,800  69,852  95,252
